                                                                    EXHIBIT 99.2



                               DAXBOURNE LIMITED

                             FINANCIAL STATEMENTS

                               30/TH/ APRIL 1996



                      Company Registration Number 1320298



                         F.L.R.  LININGTON FAPA, ATII
                         ----------------------------

                              Registered Auditor
                                83 High Street
                                   Caterham
                                Surrey CR3 5UF

                               DAXBOURNE LIMITED
                           AND SUBSIDIARY COMPANIES

                              FINANCIAL ACCOUNTS
                     FOR THE YEAR ENDED 30/TH/ APRIL 1996



                                   CONTENTS

          1. & 2. Report of the Director
                  Statement of Director's Responsibilities

          3.      Report of the Auditor to the Shareholders

          4.      Consolidated Profit and Loss Account

          5.      Consolidated Balance Sheet

          6.      Balance Sheet

          7.      Consolidated Cash Flow Statement

          8.      Notes to the Accounts

                               DAXBOURNE LIMITED

            DIRECTOR'S REPORT FOR THE YEAR ENDED 30/TH/ APRIL 1996


The Director has pleasure in submitting the Annual Report and Financial Statements for the year ended 30/th/ April 1996.

RESULTS AND DIVIDEND
--------------------

The Results of the year are stated in the Financial Statements.

ACTIVITIES
----------

The activities of the Group are of importing and distributing a range of products.

FIXED ASSETS
------------

Information relating to changes in Tangible Fixed Assets is given in Note 7 to the Financial Statements.

CHARITABLE AND POLITICAL CONTRIBUTIONS
--------------------------------------

During the year the Company made no political contributions (1995 - (Pounds)nil). Donations to the U.K. Charities amounted to (Pounds)350 (1995 - (Pounds)1,375).

DIRECTOR
--------

The Director of the Company during the year, together with his shareholdings, was as follows:


                                        30.4.96    30.4.95
                                        -------    -------
          M.J. STANNARD                   500        500


AUDITOR
-------

The Auditor, F.L.R. Linnington, is willing to continue in Office and a Resolution concerning his re-appointment will be submitted to the Annual General Meeting.

TAX STATUS
----------

The Director is of the Opinion that the Company is a close Company as defined by the S414 Income and Corporation Taxes Act 1988.

                                    BY ORDER OF THE BOARD



                                              Secretary
                                              ---------

                               DAXBOURNE LIMITED

                   STATEMENT OF DIRECTOR'S RESPONSIBILITIES

I am required under company law to prepare financial accounts for each financial year which give a true and fair view of the state of the affairs of the company and of the profit and loss of the company for that period. In preparing those financial accounts I am required to:

     - select suitable accounting policies and then apply them consistently:

     - make judgements and estimates that are reasonable and prudent:

     - prepare the financial accounts on the going concern basis unless it is inappropriate to presume that the Company will continue in business.

The director is responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable him to ensure that the financial accounts comply with the Companies Act 1985. He is also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.


                                    By Order of the Board

30/th/ August 1996

                    REPORT OF THE AUDITOR TO THE MEMBERS OF

                               DAXBOURNE LIMITED

I have audited the Financial Statements on pages 4 to 13 in accordance with approved auditing standards.

RESPECTIVE RESPONSIBILITIES OF DIRECTOR AND AUDITOR

As described in the director's report, the director of the company is responsible for the preparation of financial accounts. It is my responsibility to form an independent opinion, based on my audit, on those statements and to report my opinion to you.

BASIS OF OPINION

I conducted my audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial accounts. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial accounts, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

I planned and performed my audit so as to obtain all the information and explanations which I considered necessary in order to provide me with sufficient evidence to give reasonable assurance that the financial accounts are free from material misstatement, whether caused by fraud or other irregularity or error. In forming my opinion I also evaluated the overall adequacy of the presentation of information in the financial statements.

In my opinion the Financial Statements, which have been prepared under the historical cost convention, give a true and fair view of the state of affairs of the Company and the Group at the 30/th/ April 1996 and of its Profit and Loss results and Cash Flows for the year then ended and have been properly prepared in accordance with the Companies Act 1985 applicable to small companies.



                                    /s/ F.L.R. Linington
                                    -----------------------------------
                                    F.L.R. LININGTON, F.A.P.A., A.T.I.I.
                                    Registered Auditor
                                    ------------------

83 High Street
Caterham
Surry
CR3 5UF

22/nd/ October 1997

                               DAXBOURNE LIMITED
                           AND SUBSIDIARY COMPANIES

                     CONSOLIDATED PROFIT AND LOSS ACCOUNTS
                     FOR THE YEAR ENDED 30/TH/ APRIL 1996

                                                      NOTES         1996                1995
                                                      -----         ----                ----
Turnover                                                2    (Pounds)3,345,291   (Pounds)2,706,177

Cost of sales                                                       (1,191,592)         (1,535,795)
                                                                     ---------           ---------

     Gross profit                                                    2,153,699           1,170,382



Non-operating expenses
----------------------

Distribution costs                                                    (128,156)           (104,769)

Administration costs                                                (1,717,677)           (580,039)
                                                                     ---------             -------

     Operating profit                                     3            307,866             485,574



Other operating income
----------------------

Leasing                                                                    ---                 138

Interest receivable                                       4             10,220               7,517
                                                                        ------               -----

                                                                       318,086             493,229

Interest payable                                          5            (30,703)               (182)
                                                                        ------                 ---

     Profit on ordinary activities before taxation                     287,383             493,047

Taxation                                                  6           (139,553)           (182,312)
                                                                       -------             -------

                                                               (Pounds)147,830     (Pounds)310,735
                                                                ==============      ==============

Profit in the year in -
-----------------------

     The Company                                                        50,841              73,663

     Subsidiaries                                                       96,989             237,072
                                                                        ------             -------

                                                               (Pounds)147,830     (Pounds)310,735
                                                                ==============      ==============

                               DAXBOURNE LIMITED
                           AND SUBSIDIARY COMPANIES

                          CONSOLIDATED BALANCE SHEET
                            AS AT 30/TH/ APRIL 1996

                                          NOTES             1996              1995
                                          -----             ----              ----
Fixed Assets
------------

Tangible assets                               7  (Pounds)304,268   (Pounds)305,042

Intangible assets                             8              ---           135,000
                                                         -------           -------
                                                         304,268           440,042
                                                         -------           -------



Current Assets
--------------

Stocks                                       10          399,854           453,710

Debtors                                      11          279,035           247,619

Cash at bank and in hand                                 330,995           163,908
                                                         -------           -------

                                                       1,009,884           865,237

Current Liabilities
-------------------

Amounts falling due within one year          12         (608,382)         (533,420)
                                                         -------           -------

          Net Current Assets                     (Pounds)401,502   (Pounds)331,817
                                                  ==============    ==============


Total Assets Less Liabilities                            705,770           771,859

Creditors due after more than one year       13           (3,581)         (217,500)
                                                           -----           -------

                                                 (Pounds)702,189   (Pounds)554,359
                                                  ==============    ==============



Capital Reserves
----------------

Share capital                                14              500               500

Reserves                                     15          701,689           553,859
                                                         -------           -------

                                                 (Pounds)702,189   (Pounds)554,359
                                                  ==============    ==============

                               DAXBOURNE LIMITED

                                 BALANCE SHEET
                            AS AT 30/TH/ APRIL 1996

                                          NOTES  1996              1995
                                          -----  ----              ----
Fixed Assets
------------

Tangible assets                             7    (Pounds)291,494   (Pounds)301,177

Intangible assets                           8                ---           135,000

Investments                                               70,500            70,500
                                                          ------            ------

                                                 (Pounds)361,994   (Pounds)506,677
                                                  ==============    ==============

Current Assets
--------------

Stocks                                      9            399,854           453,710

Debtors                                    10            296,727           214,651

Cash at bank and in hand                                 309,966           154,677
                                                         -------           -------

                                                       1,006,547           823,038

Current Liabilities
-------------------

Amounts falling due within one year        11         (1,094,019)         (825,617)
                                                       ---------           -------

          Net Current Assets                     (Pounds)(87,472)   (Pounds)(2,579)
                                                  ==============    =============



Total Assets Less Liabilities                            274,522           504,098

Creditors due after more than one year     12             (3,581)         (217,500)
                                                           -----           -------

                                                 (Pounds)270,941   (Pounds)286,598
                                                  ==============    ==============



Capital Reserves
----------------

Share capital                              13                500               500

Reserves                                   14            270,441           286,098
                                                         -------           -------

                                                 (Pounds)270,941   (Pounds)286,598
                                                  ==============    ==============

                               DAXBOURNE LIMITED
                           AND SUBSIDIARY COMPANIES

                       CONSOLIDATED CASH FLOW STATEMENT
                     FOR THE YEAR ENDED 30/TH/ APRIL 1996

                                                          1996              1995
                                                          ----              ----
NET CASH INFLOW FROM OPERATING ACTIVITIES           (Pounds)387,199   (Pounds)433,139

TAXATION

   Corporation tax paid                                    (182,351)         (186,811)

Investing activities

   Receipts from sale of fixed assets                         5,585            21,168

   Short term loan                                              ---            17,500
                                                                ---            ------

                                                              5,585            38,668
                                                              -----            ------

NET CASH INFLOW BEFORE FINANCING                            210,433           284,996

FINANCING

   Purchase of fixed assets                                 (35,083)          (77,816)

   Purchase of Trade                                            ---          (202,500)
                                                                ---           -------

NET CASH OUTFLOW FROM FINANCING                             (35,083)         (280,316)
                                                             ------           -------



INCREASE IN CASH AND CASH EQUIVALENTS               (Pounds)175,350     (Pounds)4,680
                                                     ==============      ============



RECONCILIATION OF OPERATING PROFIT TO NET CASH
INFLOW FROM OPERATING ACTIVITIES:

   Operating profit                                 (Pounds)287,383   (Pounds)493,047

   Depreciation                                             165,271           101,324

   (Increase)/decrease in debtors                           (31,416)         (18,145)

   Increase/(decrease) in creditors                         (87,895)          27,823

   (Increase)/decrease in stocks                             53,856         (170,910)
                                                             ------          -------

NET CASH INFLOW FROM OPERATING ACTIVITIES           (Pounds)387,199  (Pounds)433,139
                                                     ==============   ==============



ANALYSIS OF CHANGES IN CASH AND CASH EQUIVALENTS
DURING THE YEAR

   Balance brought forward                          (Pounds)155,645

   Net cash inflow                                          175,350
                                                            -------

   Balance carried forward                          (Pounds)330,995
                                                     ==============

                               DAXBOURNE LIMITED
                           AND SUBSIDIARY COMPANIES

            NOTES TO ACCOUNTS FOR THE YEAR ENDED 30/TH/ APRIL 1996
                   FORMING PART OF THE FINANCIAL STATEMENTS


1.   ACCOUNTING POLICIES
     -------------------

     BASIS OF ACCOUNTING

     The accounts have been prepared under the historical cost convention as modified to incorporate the revaluation of certain fixed assets.

     CONSOLIDATION

     The Consolidated Financial Statements incorporate the Accounts of the Company and all its subsidiaries being made up to 30/th/ April 1996 in accordance with the Companies Act 1985. A separate Profit and Loss Account for Daxbourne Limited is not presented as the result of the Company are disclosed in the consolidated Profit and Loss Account.

     The effect of events related to the year ended 30/th/ April 1996 which occurred before 30/th/ August 1996, the date of approval of the Financial Statements by the Board of Directors have been included in the Statements to the extent required to show a true and fair view of the state of affairs at 30/th/ April 1996 and the results for the year ended on that date.

     TAXATION

     The charge for taxation is based on the Profit for the year and takes into account taxation deferred because of timing differences between the treatment of certain items for taxation and accounting purposes. No provision for deferred taxation is made if there is reasonable evidence that such deferred taxation will not be payable in the foreseeable future.

     TURNOVER

     Turnover represents the net invoiced sale of goods, excluding VAT.

     TANGIBLE FIXED ASSETS

     No depreciation is provided on freehold property which is maintained such that its estimated residual value is in excess of the book value in these financial statements.
     Depreciation is provided on other fixed assets at the following annual rates in order to write off each asset over its estimated useful life:

          Motor Vehicles        25% on net book value
          Plant and Equipment   10% on cost
          Computer Equipment    20% on cost

     INTANGIBLE FIXED ASSETS

     Costs have been capitalized and are amortized over the estimated life of the asset as follows:

          Goodwill: in equal installments over three years

     STOCKS

     Stocks and work in progress are valued at the lower of cost and net realizable value after making due allowance for obsolete and slow-moving items. Cost includes all direct expenditures and an appropriate proportion of fixed and variable overheads.

                               DAXBOURNE LIMITED
                           AND SUBSIDIARY COMPANIES

            NOTES TO ACCOUNTS FOR THE YEAR ENDED 30/TH/ APRIL 1996
             FORMING PART OF THE FINANCIAL STATEMENTS (CONTINUED)


     PENSION COSTS

     The Company operates a defined contribution pension scheme. Contributions payable for the year are charged in the profit and loss account. The level of contributions is calculated with actuarial advice. Independent actuarial valuations of the scheme are made every three years.

2.   TURNOVER
     --------

     The Turnover and Profit (1995 - Profit) before taxation for the year is attributable to the principal activity of the Company which is importing and distributing a range of products.

     In the opinion of the Director's, 5% of the company's turnover is attributable to geographical markets outside of the UK. (1995 - 5%).


3.   OPERATING PROFIT
     ----------------

                                                               1996            1995
                                                               ----            ----
          Operating profits is stated after charging:

          Directors Emoluments                           (Pounds)57,153  (Pounds)56,687

          Directors Pension                                      17,500          17,500

          Depreciation of Fixed Tangible Assets                  30,271          33,823

          Depreciation of Intangible Assets                     135,000          67,500

          Auditors Renumeration                                  24,650          23,250

4.   INTEREST RECEIVABLE
     -------------------

                                                       1996         1995
                                                       ----         ----
               Interest from Bank Deposits    (Pounds)10,220  (Pounds)7,517
                                              ==============  =============

5.   INTEREST PAYABLE
     ----------------

                                                      1996          1995
                                                      ----          ----

          Finance Charges                       (Pounds)711     (Pounds)---

          Other interest and similar charges         29,992             182
                                                     ------             ---
                                             (Pounds)30,703     (Pounds)182
                                             ==============     ===========

                               DAXBOURNE LIMITED
                           AND SUBSIDIARY COMPANIES

            NOTES TO ACCOUNTS FOR THE YEAR ENDED 30/TH/ APRIL 1996
             FORMING PART OF THE FINANCIAL STATEMENTS (CONTINUED)


6.   TAXATION
     --------

                                                         1996              1995
                                                         ----              ----

          UK Corporation Tax on profits for the    (Pounds)140,700   (Pounds)183,500
          year

          Prior Year's Adjustment                           (1,147)           (1,188)
                                                             -----             -----
                                                   (Pounds)139,553   (Pounds)182,312
                                                   ===============   ===============

7.   FIXED TANGIBLE ASSETS
     ---------------------

                                      FREEHOLD          PLANT &
                Group                 PROPERTY         MACHINERY           TOTAL
                -----                 ---------        ---------           -----
          At 1/st/ May 1995        (Pounds)200,000  (Pounds)250,019   (Pounds)450,019

          Additions                            ---           35,083            35,083

          Disposals                            ---          (11,397)          (11,397)
                                               ---          -------           -------
          At 30/th/ April 1996     (Pounds)200,000  (Pounds)273,705   (Pounds)473,705
                                   ===============  ===============   ===============

          Depreciation
          ------------

          At 1/st/ May 1995                    ---  (Pounds)144,977   (Pounds)144,977

          Charge for year                      ---           29,738            29,738

          Disposals                            ---           (5,278)           (5,278)
                                               ---            -----             -----
          At 30/th/ April 1996                 ---  (Pounds)169,437   (Pounds)169,437
                                               ===  ===============   ===============

          Net 30/th/ April 1996    (Pounds)200,000  (Pounds)104,268   (Pounds)304,268
                                   ===============  ===============   ===============
          Net 30/th/ April 1995    (Pounds)200,000  (Pounds)105,042   (Pounds)305,042
                                   ===============  ===============   ===============

                               DAXBOURNE LIMITED
                           AND SUBSIDIARY COMPANIES

            NOTES TO ACCOUNTS FOR THE YEAR ENDED 30/TH/ APRIL 1996
             FORMING PART OF THE FINANCIAL STATEMENTS (CONTINUED)


8.   FIXED TANGIBLE ASSETS(continued)
     --------------------------------

                                                 FREEHOLD                   PLANT &
                     Company                     PROPERTY                   MACHINERY           TOTAL
                     -------                     --------                   ---------           -----

          At 1/st/ May 1995                      (Pounds)200,000            (Pounds)202,169     (Pounds)402,169

          Additions                                          ---                     23,348              23,348

          Disposals                                          ---                    (11,397)            (11,397)
                                                             ---                     ------              ------

          At 30/th/ April 1996                   (Pounds)200,000            (Pounds)214,120     (Pounds)414,120
                                                 ===============            ===============     ===============


          Depreciation
          ------------

          At 1/st/ May 1995                                  ---            (Pounds)100,992     (Pounds)100,992

          Charge for year                                    ---                     26,913              26,913

          Disposals                                          ---                     (5,278)             (5,278)
                                                             ---                      -----               -----

          At 30/th/ April 1996                               ---            (Pounds)122,627     (Pounds)122,627
                                                             ===            ===============     ===============


          Net 30/th/ April 1996                  (Pounds)200,000             (Pounds)91,494     (Pounds)291,494
                                                 ===============            ===============     ===============

          Net 30/th/ April 1995                  (Pounds)200,000            (Pounds)101,177     (Pounds)301,177
                                                 ===============            ===============     ===============



9.   FIXED INTANGIBLE ASSETS
     -----------------------

     Group                                                               1996               1995
     -----                                                               ----               ----
                                Goodwill                                 (Pounds)---        (Pounds)135,000
                                                                         ===========        ===============

     Company
     -------
                                Goodwill                                 (Pounds)---        (Pounds)135,000
                                                                         ===========        ===============




10.  FIXED ASSET INVESTMENTS
     -----------------------

                                                                         1996               1995
                                                                         ----               ----
     Subsidiary Companies                   Shares at cost               (Pounds)70,500     (Pounds)70,500
                                                                         ==============     ==============

     The Companies in which the Company's interest is more than
      10% are as follows:
                                                                                                    Class and Percentage of
          Subsidiary Companies                            Country of Incorporation                  Shares Held by Company
          --------------------                            ------------------------                  -----------------------

     Postinstant Limited                                           England                               Ordinary 100%

     M.C. Hairways Limited                                         England                               Ordinary 100%


                               DAXBOURNE LIMITED
                           AND SUBSIDIARY COMPANIES

            NOTES TO ACCOUNTS FOR THE YEAR ENDED 30/TH/ APRIL 1996
             FORMING PART OF THE FINANCIAL STATEMENTS (CONTINUED)

11.  STOCKS
     ------

                                                     1996                                     1995
                                                     ----                                     ----

                                             Group            Company                Group            Company
                                             -----            -------                -----            -------
          Goods for resale                   (Pounds)399,854  (Pounds)399,854        (Pounds)453,710  (Pounds)453,710
                                             ===============  ===============        ===============  ===============


12.  DEBTORS
     -------

                                                     1996                                     1995
                                                     ----                                     ----
          Due within one year:               Group            Company                Group            Company
                                             -----            -------                -----            -------
          Trade Debtors                      (Pounds)221,658  (Pounds)180,113        (Pounds)211,560  (Pounds)174,039

          Prepayments & accrued income                57,377           20,100                 36,059           16,807

          Intergroup                                     ---           96,514                    ---           23,805
                                                         ---           ------                    ---           ------

                                             (Pounds)279,035  (Pounds)296,727        (Pounds)247,619  (Pounds)214,651
                                             ===============  ===============        ===============  ===============


13.  CREDITORS
     ---------

                                                     1996                                     1995
                                                     ----                                     ----
                                             Group            Company                Group            Company
                                             -----            -------                -----            -------
          Amounts falling due within one year:
          ------------------------------------

          Due to Subsidiaries                    (Pounds)---        (Pounds)579,787      (Pounds)---        (Pounds)495,523

          Trade Creditors                             77,594                 69,185           18,567                 35,169

          Hire Purchases                               1,342                  1,342              ---                    ---

          Other Creditors                            529,446                443,705          514,853                286,778

          Bank Overdrafts (See note 16)                  ---                    ---              ---                  8,147
                                                         ---                    ---              ---                  -----

                                             (Pounds)608,382      (Pounds)1,094,019  (Pounds)533,420        (Pounds)825,617
                                             ===============      =================  ===============        ===============


14.  CREDITORS
     ---------

                                                     1996                                     1995
                                                     ----                                     ----
                                             Group            Company                Group            Company

          Amounts falling due after more than one year:
          ---------------------------------------------

          Directors Loan Account                 (Pounds)---        (Pounds)---       (Pounds)200,000  (Pounds)200,000

          Other Creditors                              3,581              3,581                17,500           17,500
                                                       -----              -----                ------           ------

                                               (Pounds)3,581      (Pounds)3,581       (Pounds)217,500  (Pounds)217,500
                                               =============      =============       ===============  ===============

                               DAXBOURNE LIMITED
                           AND SUBSIDIARY COMPANIES

            NOTES TO ACCOUNTS FOR THE YEAR ENDED 30/TH/ APRIL 1996
             FORMING PART OF THE FINANCIAL STATEMENTS (CONTINUED)

15.  SHARE CAPITAL

          Authorized                                     1996                   1995
          ----------                                     ----                   ----

          1,000 Ordinary Shares of (Pounds)1 each    (Pounds)1,000              (Pounds)1,000
                                                     =============              =============

          Issued
          ------
          500 Ordinary Shares                         (Pounds)500                (Pounds)500
                                                      ===========                ===========

16.  RESERVES
     --------

                                                                 Capital
                                                               Redemption
                                    Profit & Loss                Reserve             Total
                                    -------------                -------             -----
          Group
          -----
As at 1/st/ May 1995               (Pounds)553,359             (Pounds)500           (Pounds)553,859
Transfer from Profit & Loss A/c            147,830                     ---                   147,830
                                           -------                     ---                   -------
As at 30/th/ April 1996            (Pounds)701,189             (Pounds)500           (Pounds)701,689
                                   ===============             ===========           ===============
          Company
          -------
As at 1/st/ May 1995               (Pounds)285,598             (Pounds)500           (Pounds)286,098
Transfer from Profit & Loss A/c            (15,657)                    ---                   (15,657)
                                           --------                    ---                   --------
As at 30/th/ April 1996            (Pounds)269,941             (Pounds)500           (Pounds)270,441
                                   ================            ===========           ===============

17.  CONTINGENT LIABILITY AND GUARANTEES
     -----------------------------------

     The Company has guaranteed the Bank by way of a fixed and floating charge over the undertaking and assets of the Company to a maximum of (Pounds)200,000.

                               DAXBOURNE LIMITED
                           AND SUBSIDIARY COMPANIES
                                  (Unaudited)



     The Historical Daxbourne Limited Financial Statements are presented using generally accepted accounting principles of the United Kingdom. In management's opinion, there are no material variations in the accounting principles, practices and methods used in preparing these financial statements from the principles, practices and methods accepted in the United States.